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                                                                   EXHIBIT 10.56


                FIRST AMENDMENT TO STOCK RESTRICTION AGREEMENT
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          THIS FIRST AMENDMENT TO STOCK RESTRICTION AGREEMENT (this "Amendment")
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is made as of March 23, 2000, between ZEFER Corp., a Delaware corporation (the
"Company"), and David Lubin ("Holder").  Except as otherwise indicated herein,
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capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement (as defined below).

          WHEREAS, the parties to this Amendment are all of the parties to that certain Stock Restriction Agreement, dated as of March 23, 1999, between the Company and Holder (the "Stock Restriction Agreement");
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          WHEREAS, the parties hereto desire to make certain amendments to the
Purchase Agreement in accordance with Section 12(i) thereof; and

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.  Amendments to Stock Restriction Agreement.
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       1A.  Section 2(a) of the Stock Restriction Agreement shall be amended and restated in its entirety as follows:

            (a) All of the shares of Holder Stock acquired hereunder shall be subject to vesting in the manner specified in this Section 2. Except as otherwise provided in Sections 2(b) and 2(c) below, commencing on the day immediately following the Closing and continuing so long as Holder is still serving as a director of the Company or any of its Subsidiaries, the Holder Stock will vest daily on a pro rata basis so that 100% of the Holder Stock will be vested on the 5th Anniversary of the Closing (the "Vesting Schedule").
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       1B.  Section 2(b) of the Stock Restriction Agreement shall be amended and restated in its entirety as follows:

            (b) In the event the Company consummates its initial Public Offering prior to the 1st Anniversary of the Closing, the Vesting Schedule shall be modified such that, so long as Holder is still serving as a director of the Company or any of its Subsidiaries, the shares of Holder Stock will vest as follows: (i) 33% of the Holder Stock will vest upon the occurrence of such Public Offering, and (ii) commencing on the day immediately following such Public Offering, the remaining unvested shares of Holder Stock will vest daily on a pro rata basis so that 100% of the Holder Stock will be vested on the 5th Anniversary of the Closing. In the event the Company consummates its initial Public Offering after the 1st Anniversary of the Closing but prior to the 2nd Anniversary of the Closing, the Vesting Schedule shall be modified such that, so long as Holder is still serving as a director of the Company or any of its Subsidiaries, the shares of Holder Stock that are unvested immediately prior to such initial Public Offering will vest as follows: (i) an additional number of shares of Holder
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     Stock will vest upon the occurrence of such Public Offering so that 33% of the Holder Stock will be vested immediately thereafter, (ii) commencing on the day immediately following such Public Offering and continuing until the 2nd Anniversary of the Closing, an additional number of shares of Holder Stock will vest daily on a pro rata basis so that 40% of the Holder Stock will be vested on the 2nd Anniversary of the Closing, and (iii) commencing on the day immediately following the 2nd Anniversary of the Closing, the remaining unvested shares of Holder Stock will vest daily on a pro rata basis so that100% of the Holder Stock will be vested on the 5th Anniversary of the Closing.

            Section 2.  Retroactive Application of Amended and Restated Vesting
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Schedule. The amendment set forth in Section 1A above shall be applied
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retroactively so as to cause the Holder Stock to be subject to the amended and restated Vesting Schedule as of May 21, 1999.

            Section 3.  Limitations.  Except as expressly amended by this
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Amendment, all of the terms and provisions of the Stock Restriction Agreement shall remain in full force and effect. This Amendment supersedes and preempts any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.


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          IN WITNESS WHEREOF, the parties hereto have executed this First
Amendment to Stock Restriction Agreement on the date first written above.

                                        ZEFER Corp.
                                        By:  /s/ James Slamp
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                                        Its:  President
                                             /s/ David Lubin
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                                              David Lubin

Agreed and Accepted:

GTCR FUND VI, L.P.
By:       GTCR Partners VI, L.P.
Its:      General Partner
By:       GTCR Golder Rauner, L.L.C.
Its:      General Partner

By:       /s/ Philip Canfield
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Name:
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Its:      Principal

GTCR VI EXECUTIVE FUND, L.P.
By:       GTCR Partners VI, L.P.
Its:      General Partner
By:       GTCR Golder Rauner, L.L.C.
Its:      General Partner

By:       /s/ Philip Canfield
     ----------------------------------------
Name:
     ----------------------------------------
Its:      Principal

GTCR ASSOCIATES VI
By:       GTCR Partners VI, L.P.
Its:      General Partner
By:       GTCR Golder Rauner, L.L.C.
Its:      General Partner

By:       /s/ Philip Canfield
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Name:
     ----------------------------------------
Its:      Principal

                       SIGNATURE PAGE TO FIRST AMENDMENT
                        TO STOCK RESTRICTION AGREEMENT